                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

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                        THE DUN & BRADSTREET CORPORATION

                             SENIOR DEBT SECURITIES


                        --------------------------------





                                    INDENTURE

                           Dated as of March 22, 2001


                        --------------------------------




                              The Bank of New York,

                                   as TRUSTEE



--------------------------------------------------------------------------------

                             CROSS REFERENCE TABLE*


TIA                                                               INDENTURE
SECTION                                                            SECTION
-------                                                           ---------
310       (a)(1)...............................................   7.8; 7.10
          (a)(2)...............................................        7.10
          (a)(3)...............................................        N.A.
          (a)(4)...............................................        N.A.
          (a)(5)...............................................        7.10
          (b)..................................................   7.8; 7.10
          (c)..................................................        N.A.
311       (a)..................................................        7.11
          (b)..................................................        7.11
          (c)..................................................        N.A.
312       (a)..................................................         2.7
          (b)..................................................        12.3
          (c)..................................................        12.3
313       (a)..................................................         7.6
          (b)..................................................         7.6
          (c)..................................................   7.6; 12.2
          (d)..................................................         7.6
314       (a)..................................................   4.2; 12.2
          (b)..................................................        N.A.
          (c)(1)...............................................        12.4
          (c)(2)...............................................        12.4
          (c)(3)...............................................        N.A.
          (d)..................................................        N.A.
          (e)..................................................        12.5
          (f)..................................................         4.3
315       (a)..................................................         7.1
          (b)..................................................   7.5; 12.2
          (c)..................................................         7.1
          (d)..................................................         7.1
          (e)..................................................        6.11
316       (a)(1)(A)............................................         6.5
          (a)(1)(B)............................................         6.4
          (a)(2)...............................................        N.A.
          (b)..................................................         6.7
          (c)..................................................        N.A.
317       (a)(1)...............................................         6.8
          (a)(2)...............................................         6.9
          (b)..................................................         2.6
          (c)..................................................        12.1


-------------

* Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS*


                                                                                  Page
                                                                                  ----
              ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.1.  Definitions..............................................       1
      SECTION 1.2.  Other Definitions........................................       9
      SECTION 1.3.  Incorporation by Reference of Trust Indenture Act........       9
      SECTION 1.4.  Rules of Construction....................................      10


                           ARTICLE II THE SECURITIES

      SECTION 2.1.  Forms Generally..........................................      10
      SECTION 2.2.  Securities in Global Form................................      12
      SECTION 2.3.  Title, Terms and Denominations...........................      13
      SECTION 2.4.  Execution, Authentication, Delivery and Dating...........      17
      SECTION 2.5.  Registrar and Paying Agent...............................      21
      SECTION 2.6.  Paying Agent to Hold Money and Securities in Trust.......      22
      SECTION 2.7.  Securityholder Lists.....................................      22
      SECTION 2.8.  Transfer and Exchange....................................      23
      SECTION 2.9.  Replacement Securities and Coupons.......................      32
      SECTION 2.10. Outstanding Securities; Determinations of Holders' Action      33
      SECTION 2.11. Temporary Securities.....................................      34
      SECTION 2.12. Cancellation.............................................      37
      SECTION 2.13. Payment of Interest; Interest Rights Preserved...........      37
      SECTION 2.14. Persons Deemed Owners....................................      39
      SECTION 2.15. Computation of Interest..................................      40

--------
   * Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

      SECTION 2.16. Legends..................................................      40


                             ARTICLE III REDEMPTION

      SECTION 3.1.  Right to Redeem; Notices to Trustee......................      44
      SECTION 3.2.  Selection of Securities to be Redeemed...................      44
      SECTION 3.3.  Notice of Redemption.....................................      45
      SECTION 3.4.  Effect of Notice of Redemption...........................      46
      SECTION 3.5.  Deposit of Redemption Price..............................      47
      SECTION 3.6.  Securities Redeemed in Part..............................      47


                              ARTICLE IV COVENANTS

      SECTION 4.1.  Payment of Securities....................................      48
      SECTION 4.2.  SEC Reports..............................................      48
      SECTION 4.3.  Compliance Certificate, Notice of Default................      48
      SECTION 4.4.  Further Instruments and Acts.............................      49
      SECTION 4.5.  Maintenance of Office or Agency..........................      49
      SECTION 4.6.  Additional Amounts.......................................      51
      SECTION 4.7.  Liens....................................................      52
      SECTION 4.8.  Sale and Leasebacks......................................      53


                        ARTICLE V SUCCESSOR CORPORATION

      SECTION 5.1.  When Company May Merge or Transfer Assets................      54


                        ARTICLE VI DEFAULTS AND REMEDIES

      SECTION 6.1.  Events of Default........................................      55
      SECTION 6.2.  Acceleration.............................................      57
      SECTION 6.3.  Other Remedies...........................................      57
      SECTION 6.4.  Waiver of Past Defaults..................................      58
      SECTION 6.5.  Control by Majority......................................      58

      SECTION 6.6.  Limitation on Suits......................................      58
      SECTION 6.7.  Rights of Holders to Receive Payment.....................      59
      SECTION 6.8.  Collection Suit by Trustee...............................      59
      SECTION 6.9.  Trustee May File Proofs of Claim.........................      59
      SECTION 6.10. Priorities...............................................      60
      SECTION 6.11. Undertaking for Costs....................................      61
      SECTION 6.12. Waiver of Stay, Extension or Usury Laws..................      61


                              ARTICLE VII TRUSTEE

      SECTION 7.1.  Duties of Trustee........................................      62
      SECTION 7.2.  Rights of Trustee........................................      63
      SECTION 7.3.  Individual Rights of Trustee, etc........................      65
      SECTION 7.4.  Trustee's Disclaimer.....................................      65
      SECTION 7.5.  Notice of Defaults.......................................      65
      SECTION 7.6.  Reports by Trustee to Holders............................      65
      SECTION 7.7.  Compensation and Indemnity...............................      66
      SECTION 7.8.  Replacement of Trustee...................................      67
      SECTION 7.9.  Successor Trustee by Merger..............................      69
      SECTION 7.10. Eligibility; Disqualification............................      69
      SECTION 7.11. Preferential Collection of Claims Against Company........      69


                    ARTICLE VIII SATISFACTION AND DISCHARGE

      SECTION 8.1.  Discharge of Liability on Securities.....................      70
      SECTION 8.2.  Repayment to the Company.................................      70
      SECTION 8.3.  Option to Effect Defeasance or Covenant Defeasance.......      71
      SECTION 8.4.  Defeasance and Discharge.................................      71
      SECTION 8.5.  Covenant Defeasance......................................      71

      SECTION 8.6.  Conditions to Defeasance or Covenant Defeasance..........      72


                       ARTICLE IX SUPPLEMENTAL INDENTURES

      SECTION 9.1.  Supplemental Indentures without Consent of Holders.......      73
      SECTION 9.2.  Supplemental Indentures with Consent of Holders..........      74
      SECTION 9.3.  Compliance with Trust Indenture Act......................      75
      SECTION 9.4.  Revocation and Effect of Consents, Waivers and Actions...      76
      SECTION 9.5.  Notation on or Exchange of Securities....................      76
      SECTION 9.6.  Trustee to Sign Supplemental Indentures..................      76
      SECTION 9.7.  Effect of Supplemental Indentures........................      77


                            ARTICLE X SINKING FUNDS

      SECTION 10.1.  Applicability of Article................................      77
      SECTION 10.2.  Satisfaction of Sinking Fund Payments with Securities...      77
      SECTION 10.3.  Redemption of Securities for Sinking Fund...............      78


                  ARTICLE XI ACTIONS OF HOLDERS OF SECURITIES

      SECTION 11.1.  Purposes for which Meetings may be Called...............      78
      SECTION 11.2.  Call, Notice and Place of Meetings......................      78
      SECTION 11.3.  Persons Entitled to Vote at Meetings....................      79
      SECTION 11.4.  Quorum; Action..........................................      79
      SECTION 11.5.  Determination of Voting Rights; Conduct and Adjournment
                     of Meetings.............................................      80
      SECTION 11.6.  Counting Votes and Recording Action of Meetings.........      81
      SECTION 11.7.  Actions of Holders Generally............................      82


                           ARTICLE XII MISCELLANEOUS

      SECTION 12.1.  Trust Indenture Act Controls............................      84
      SECTION 12.2.  Notices.................................................      84
      SECTION 12.3.  Communication by Holders with Other Holders.............      86

      SECTION 12.4.  Certificate and Opinion as to Conditions Precedent......      86
      SECTION 12.5.  Statements Required in Certificate or Opinion...........      87
      SECTION 12.6.  Separability Clause.....................................      87
      SECTION 12.7.  Rules by Trustee, Paying Agent and Registrar............      87
      SECTION 12.8.  Legal Holidays..........................................      87
      SECTION 12.9.  Governing Law and Jurisdiction..........................      88
      SECTION 12.10. No Recourse Against Others..............................      88
      SECTION 12.11. Successors..............................................      88
      SECTION 12.12. Effect of Headings and Table of Contents................      89
      SECTION 12.13. Benefits of Indenture...................................      89
      SECTION 12.14. Multiple Originals......................................      89

                                                                                  Page
                                                                                  ----
      Exhibit A Certificate..................................................      91
      Exhibit B-1............................................................      93
      Exhibit B-2............................................................      95

                  INDENTURE dated as of March 22, 2001, by and among The Dun & Bradstreet Corporation, a Delaware corporation ("Company"), and The Bank of New York, a New York banking corporation, as trustee ("Trustee").


                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as in this Indenture provided.

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders from time to time of the Securities or each series thereof as follows:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.1. Definitions.

                  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authorized Newspaper" means a newspaper, in the English language or, at the option of the Company, in an official language of the country of publication, customarily published on each Business Day (with respect to Bearer Securities, set forth in the Officers' Certificate with respect to a series of Bearer Securities), whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers meeting the foregoing requirements and in each case on any Business Day.

                  "Bearer Security" means any Security in the form (to the extent applicable thereto) established pursuant to Section 2.1 which is payable to the bearer.

                  "Board of Directors" means the board of directors of the Company or any committee of such board authorized with respect to any matter to exercise the powers of the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means, except as otherwise specified as contemplated by Section 2.3(a), with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

                  "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

                  "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

                  "Clearstream" means Clearstream Banking S.A., or its successor.

                  "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

                  "Company Request" or "Company Order" means a written request or order signed (a) in the name of the Company by its Chairman of the Board, a Vice Chairman, its Chief Executive Officer, its President, a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or (b) with respect to Sections 2.4, 2.8, 2.11 and 7.2, any other employee of the Company named in an Officers' Certificate delivered to the Trustee or, with respect to Section 2.4, or otherwise authorized in a Board Resolution.

                  "coupon" means any interest coupon appertaining to a Bearer Security.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the person specified as contemplated by Section 2.3(a) as the Depositary with respect to such series of Securities, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include such successor.

                  "Discount Security" means any Security which provides for an amount less than the Principal Amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "Euroclear" means Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear System.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Securities" shall mean Securities issued in a transaction which has been registered under the Securities Act in exchange for Restricted Securities.

                  "Holder" or "Securityholder," when used with respect to any Security, means, in the case of a Registered Security, a person in whose name a Security is registered on the Registrar's books and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

                  "IAI Securities" means the collective reference to Global IAI Securities and Definitive IAI Securities.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof and shall include the terms of a particular series of Securities established as contemplated in
Section 2.3(a).

                  "interest," when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Maturity," when used with respect to any Security, means the date on which the Principal of such Security or an installment of Principal or, in the case of a Discount Security, the Principal Amount payable upon a declaration of acceleration pursuant to Section 6.2, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officer" means the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

                  "Officers' Certificate" means a written certificate containing the information specified in Sections 12.4 and 12.5, signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or, with respect to Section 2.3, or otherwise authorized in a Board Resolution.

                  "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.4 and 12.5, from legal counsel. The counsel may be an employee of, or counsel to, the Company or the Trustee.

                  "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, and any other terms specified as contemplated by
Section 2.3(a) with respect thereto, are to be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, upon the issuance of such Securities.

                  "Permitted Encumbrances" means:

                  (a) liens imposed by law for taxes that are not yet delinquent or are being contested;

                  (b) carriers', warehousemen's, mechanics', materialmen's, landlords', repairmen's and other like liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested;

                  (c) pledges and deposits made in the ordinary course of business in compliance with worker's compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business and deposits securing liabilities to insurance carriers under insurance or self-insurance arrangements; and

                  (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

         provided, that the term "Permitted Encumbrances" shall not include any lien securing indebtedness.

                  "Permitted Sale and Leaseback Transaction" means any of the following: (1) temporary leases for a term, including renewals at the option of the lessee, of not more than three years, (2) leases between the Company and a Subsidiary or between Subsidiaries, (3) leases of property executed by the time of, or within 12 months after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation of the property, and (4) arrangements pursuant to any provision of law with an effect similar to the former Section 168(f)(8) of the Internal Revenue Code of 1954

                  "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of
Section 4.5, the Principal of and any interest on the Securities of that series are payable as specified as contemplated by Section 2.3(a).

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any

Security authenticated and delivered under Section 2.9 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

                  "Principal" or "Principal Amount" of a Security, except as otherwise specifically provided in this Indenture, means the outstanding principal of the Security plus the premium, if any, of the Security.

                  "QIB" means any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

                  "Redemption Date" or "redemption date," when used with respect to any Security to be redeemed, shall mean the date specified for redemption of such Security in accordance with the terms of such Security and this Indenture.

                  "Redemption Price" or "redemption price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security in the form (to the extent applicable thereto) established pursuant to Section 2.1 which is registered on the books of the Registrar.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 2.3(a).

                  "Regulation S Restricted Period" means with respect to any series of Securities the 40 consecutive days beginning on and including the later of (1) the day on which any Regulation S securities of such series are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (2) the date on which any such Securities are originally issued.

                  "Restricted Securities" shall mean Securities of any series that are offered and sold in a transaction that was not registered under the Securities Act.

                  "Restricted Securities Legend" means the Private Placement legend set forth in clause (A) in Section 2.19 or the Regulation S legend set forth in clause (B) in Section 2.19, as applicable.

                  "Sale and Leaseback Transaction" means any arrangement with any person pursuant to which the Company or any Subsidiary leases any property that has been or is to be sold or transferred by the Company or the Subsidiary to such person.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to any global security (as appointed by the Depositary), or any successor person thereto, and shall initially be the Trustee.

                  "Securityholder" or "Holder," when used with respect to any Security, means in the case of a Registered Security, a person in whose name a Security is registered on the Registrar's books and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

                  "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any issue means a date fixed by the Trustee pursuant to Section 2.13.

                  "Stated Maturity," when used with respect to any Security or any installment of Principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which an amount equal to the Principal of such Security or an installment of Principal thereof or interest thereon is due and payable.

                  "Subsidiary" means, with respect to any person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by (i) such person, (ii) such person and one or more Subsidiaries or (iii) one or more Subsidiaries of such person.

                  "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 9.3.

                  "Trust Officer" means, when used with respect to the Trustee, any officer or assistant officer of the Trustee who shall have direct responsibility for the administration of this Indenture.

                  "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

                  "United States" means the United States of America, its territories, its possessions (including the Commonwealth of Puerto Rico), and other areas subject to its jurisdiction.

                  "United States Alien" means any person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  "United States Person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                  "Value" means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at the weighted average interest rate on the Securities of all series (including the effective interest rate on any original issue discount Securities) which are outstanding on the effective date of such Sale and Leaseback Transaction.

                  SECTION 1.2.  Other Definitions.

                                                              Defined in
                  Term                                          Section
                  ----                                          -------
"Bankruptcy Law"                                                  6.1
"Common Depositary"                                               2.2
"Custodian"                                                       6.1
"Defaulted Interest"                                              2.13
"Definitive IAI Security                                          2.1
"Event of Default"                                                6.1
"Exchange Date"                                                   2.2
"Global IAI Security                                              2.1
"IAIs"                                                            2.1
"Legal Holiday"                                                  12.8
"Notice of Default"                                               6.1
"Outstanding"                                                     2.10
"Paying Agent"                                                    2.5
"Permanent Global Bearer Security"                                2.2
"Registrar"                                                       2.5
"Regulation S Global Security"                                    2.1
"Regulation S Securities"                                         2.1
"Resale Restriction Termination Date"                             2.8
"Rule 144A Global Security"                                       2.1
"Rule 144A Securities"                                            2.1
"Temporary Global Bearer Security"                                2.2

                  SECTION 1.3. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder or Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.4. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States as in effect from time to time;

                  (3) "or" is not exclusive;

                  (4) "including" means including, without limitation; and

                  (5) words in the singular include the plural, and words in the plural include the singular.

                                   ARTICLE II

                                 THE SECURITIES

                  SECTION 2.1. Forms Generally. The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially such form (including global form) as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities or coupons as evidenced by their execution of the Securities or coupons. The Officers' Certificate so establishing the form of Security or coupons, if any, of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.4 for the authentication and delivery of such Securities or coupons.

                  Unless determined differently as contemplated by the preceding paragraph, Restricted Securities of a series offered and sold to QIBs in the United States in reliance on Rule 144A ("Rule 144A Securities") shall be issued in the form of one or more permanent global Securities, without interest coupons, bearing appropriate legends as set forth in Section 2.16 (each, a "Rule 144A Global Security").

                  Unless determined differently as contemplated by the second preceding paragraph, Restricted Securities of a series offered and sold outside the United States in reliance on Regulation S (each, a "Regulation S Security") shall be issued in the form of one or more permanent global Securities, without interest coupons, bearing appropriate legends as set forth in Section 2.16 (each, a "Regulation S Global Security").

                  Unless determined differently as contemplated by the third preceding paragraph, Restricted Securities of a series offered, sold and initially issued to institutional

"accredited investors" (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act) who are not QIBs ("IAIs") in the United States without registration under the Securities Act shall be issued as definitive Securities, without interest coupons, bearing appropriate legends as set forth in Section
2.16 (each, a "Definitive IAI Security"). Upon such issuance, the Trustee shall register such Definitive IAI Securities in the name of the beneficial owner or owners of such Securities (or the nominee of such beneficial owner or owners) and deliver the certificates for such Securities to the respective beneficial owner or owners.

                  Unless determined differently as contemplated by the fourth preceding paragraph, Restricted Securities of a series resold to IAIs who are not QIBs, in the United States shall be issued in the form of one or more permanent global Securities, without interest coupons, bearing appropriate legends as set forth in Section 2.16 (each, a "Global IAI Security").

                  Unless otherwise specified as contemplated by Section 2.3(a), Bearer Securities shall have interest coupons attached.

                  The permanent Securities and coupons, if any, shall be printed, lithographed, engraved or word processed or produced by any combination of these methods or may be produced in any other manner, provided, that such method is permitted by the rules of any securities exchange on which such Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution of such Securities.

                  SECTION 2.2. Securities in Global Form. If Securities of a series are issuable in temporary or permanent global form, as specified as contemplated by Section 2.3(a), then, notwithstanding clause (10) of Section 2.3(a) and the provisions of Section 2.3(b), any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon or otherwise notated on the books and records of the Registrar and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount of any increase or decrease in the amount of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such person or persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.4 or Section 2.11. Subject to the provisions of
Section 2.4 and, if applicable, Section 2.11, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the person or persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 2.4 or 2.11 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or other notation on the books and records of the Registrar or delivery or redelivery of a Security of such series in global form shall be in writing but need not comply with Section 12.4 or 12.5 and need not be accompanied by an Opinion of Counsel (except as required by Section 2.4).

                  Securities in global form may be issued in either registered or bearer form and in either temporary or permanent form.

                  The provisions of the last sentence of Section 2.4 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company, and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 12.4 or 12.5 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the Principal Amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.4.

                  Notwithstanding the provisions of Sections 2.1 and 2.13, unless otherwise specified as contemplated by Section 2.3(a), payment of Principal of and any interest on any Security in global form shall be made to the person or persons specified therein.

                  Any series of Bearer Securities shall be issued initially in the form of one temporary global Bearer

Security (the "Temporary Global Bearer Security"), which Temporary Global Bearer Security shall be deposited on behalf of the beneficial owners of the Bearer Securities represented thereby with The Bank of New York Depositary (Nominees) Limited, as common depositary (the "Common Depositary"), for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream.

                  SECTION 2.3. Title, Terms and Denominations.

                  (a) The aggregate Principal Amount of Securities which may be authenticated and delivered under this Indenture shall be unlimited.

                  The Securities may be issued in one or more series. There shall be established and, subject to Section 2.4, set forth, or determined in the manner provided, in an Officers' Certificate of the Company or established in one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate Principal Amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or 10.3 and except for any Securities which, pursuant to Section 2.4, are deemed never to have been authenticated and delivered hereunder);

                  (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series may be represented initially by a Security in temporary or permanent global form and, if so, the initial Depositary with respect to any such temporary or permanent global Security, and if other than as provided in Section 2.8 or Section 2.11, as applicable, whether and the circumstances under which beneficial owners of interests in any such temporary or permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the Authorized Newspapers for publication of notices to holders of Bearer Securities;

                  (4) any other terms required for the establishment of a series of Bearer Securities, including, but not limited to, tax compliance procedures;

                  (5) the person to whom any interest on any Registered Security of the series shall be payable, if other than the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, and the person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary or permanent global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 2.2 and Section 2.4, as applicable;

                  (6) the date or dates on which the Principal of the Securities of the series is payable or the method of determination thereof;

                  (7) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date;

                  (8) the place or places where, subject to the provisions of
         Section 4.5, the Principal of and any interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (9) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (10) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, the conditions, if any, giving rise to such obligation, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, and any provisions for the remarketing of such Securities;

                  (11) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denomination of $5,000;

                  (12) the currency or currencies, including composite currencies, in which payment of the Principal of and any interest on the Securities of the series shall be payable if other than the currency of the United States, and if so, whether the Securities of the series may be satisfied and discharged other than as provided in
         Article VIII;

                  (13) if the amount of payments of principal of and any interest on the Securities of the series is to be determined with reference to an index, formula or other method, or based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined and the calculation agent, if any, with respect thereto;

                  (14) if other than the Principal Amount thereof, the portion of the Principal Amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.2;

                  (15) if the Company will pay additional amounts on any of the Securities and coupons, if any, of the series to any Holder who is a United States Alien (including any modification in the definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted, under what circumstances and with what procedures and documentation the Company will pay such additional amounts, whether such additional amounts will be treated as interest or Principal pursuant to this Indenture, and whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

                  (16) if other than as defined in Section 1.1, the meaning of "Business Day" when used with respect to any Securities of the series;

                  (17) if and the terms and conditions upon which the Securities of the series may or must be converted into securities of the Company or exchanged for securities of the Company or another enterprise;

                  (18) any terms applicable to Original Issue Discount, if any (as that term is defined in the Internal Revenue Code of 1986 and the Regulations thereunder), including the rate or rates at which such Original Issue Discount, if any, shall accrue;

                  (19) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of Principal of or any interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions; and

                  (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(7)).

                  All Securities of any one series and the coupons appertaining to any Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 2.3(a) or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of any appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of
Section 2.4.

                  (b) Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in denominations of $5,000.

                  SECTION 2.4. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

                  Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture (and subject to delivery of the Board Resolution or Officers' Certificate or supplemental indenture as set forth in Section 2.3 with respect to the initial issuance of Securities of any series), the Company may deliver Securities of any series together with any coupons appertaining thereto, executed by the Company to the Trustee or its authenticating agent with respect to Bearer Securities for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee or its authenticating agent with respect to Bearer Securities in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee or its authenticating agent with respect to Bearer

Securities prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate Principal Amount not exceeding the aggregate Principal Amount established for such series, pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the rate or rates of interest, if any, the Stated Maturity or Maturities, the original issue date or dates, the redemption provisions, if any, and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company, or the Company's duly authorized agent or agents designated in an Officers' Certificate, which oral instructions shall be promptly confirmed in writing; and provided, further, that, during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations, no Bearer Security or coupon shall be mailed or otherwise delivered to any person who is not a United States Alien or to any location in the United States. Except as permitted by Section 2.9, the authenticating agent shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

                  If the forms or terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Officers' Certificates as permitted by Sections 2.1 and 2.3(a), in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that the form and terms of such Securities and any coupons have been duly authorized by the Company and established in conformity with the provisions of this Indenture;

                  (b) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee or its authenticating agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions; and

                  (c) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with, provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series (provided, that such Opinion of Counsel covers all Securities of such series) and that the Opinion of Counsel above may state:

                           (x) that the forms of such Securities have been, and
                  the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with an Officers' Certificate pursuant to Section 2.3(a), as the case may be) will have been, duly authorized by the Company and established in conformity with the provisions of this Indenture; and

                           (y) that such Securities, together with the coupons,
                  if any, appertaining thereto, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee or in the case of Bearer Securities and coupons, an authenticating agent located outside the United States, in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such

                  Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

                  With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.1 and 2.3(a) and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume, unless it has actual knowledge to the contrary, that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

                  Notwithstanding the provisions of Section 2.3(a) and of the preceding three paragraphs, if all Securities of a series are subject to a Periodic Offering, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.3(a) at or prior to the time of authentication of each Security of such series if such Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Registered Security shall be dated the date of its authentication; and, unless otherwise specified as contemplated by Section 2.3(a), each Bearer Security (including a Bearer Security represented by a temporary global Security) shall be dated as of the date of original issuance of the first Security of such series to be issued.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

                  No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            The Bank of New York, as Trustee


                                            By: _____________________________
                                                    Authorized Signatory

                  Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 12.4 or 12.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 2.5. Registrar and Paying Agent. The Company shall maintain, with respect to each series of Securities, an office or agency where such Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where such Securities may be presented for purchase or payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term Paying Agent includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with respect to each series of Securities with any Registrar, Paying Agent or co-registrar (if not the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent for a particular series of Securities, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar.

                  The Company initially appoints the Trustee as the Registrar and Paying Agent in connection with such Securities and the Trustee, acting through its main office in London or as provided in the Officers' Certificate establishing the Securities, as paying agent and authenticating agent for Bearer Securities.

                  SECTION 2.6. Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, prior to or by 11:00 a.m. New York Time on each due date of payments in respect of any series of Securities, the Company shall deposit with the Paying Agent with respect to such Securities a sum of money sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the making of payments in respect of the Securities of such series and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, a Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust with respect to such Securities. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent for a series of Securities, it shall segregate the money held by it as Paying Agent with respect to such Securities and hold it as a separate trust fund. The Company at any time may require a Paying Agent for a series of Securities to pay all money held by it with respect to such Securities to the Trustee and to account for any money disbursed by it. Upon doing so, such Paying Agent shall have no further liability for the money.

                  SECTION 2.7. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each series of Securities. If the Trustee is not the Registrar for any series of Securities, the Company shall cause to be furnished to the Trustee at least semiannually on June 1 and December 1 a listing of Holders of such series of Securities dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders of such series of Securities.

                  SECTION 2.8. Transfer and Exchange. (a) Generally, upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 4.5 for such purpose in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate Principal Amount and tenor. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a permanent Security not involving any change in ownership or any exchange pursuant to Section 2.11, 3.6, 9.5 or 10.3, not involving any transfer).

                  Notwithstanding any other provisions (other than the provisions set forth in the sixth and seventh paragraphs) of this Section, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of a like aggregate Principal Amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

                  At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination or denominations and of a like aggregate Principal Amount and tenor, upon surrender of the Bearer Securities to be exchanged at any office or agency of the Company located outside the United States, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee or Paying Agent in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company, the Paying Agent and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 4.5, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or a duly appointed authenticating agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form in accordance with the instructions, if any, of the Depositary.

                  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form in accordance with the instructions, if any, of the Depositary.

                  Notwithstanding the foregoing, except as otherwise specified in the preceding two paragraphs or as contemplated by Section 2.3(a), any global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities of such series and of like Principal Amount and tenor but of another authorized form and denomination, as specified as contemplated by Section 2.3(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate Principal Amount equal to the Principal Amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered by the Depositary with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or, in the case of Bearer Securities, an authenticating agent outside the United States shall authenticate and deliver, in exchange for each portion of such global Security, an equal aggregate Principal Amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by
Section 2.3(a), shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that notwithstanding the last paragraph of this Section 2.8, no such exchanges may occur during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security or coupon delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any person that is not a United States Alien or to any location in the United States. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

                  Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee. All cancelled Securities and coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless the Company directs, by Company Order, that the Trustee shall cancel Securities and return them to the Company. Registered Securities issued in exchange for a Security in global form pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The

Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities of that series to be redeemed and ending (except as otherwise provided in the first proviso in the eighth paragraph of this Section 2.8) at the close of business on (A) if Securities of the Series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided, that such Registered Security shall be simultaneously surrendered for redemption.

                  (b) Additional Provisions Applicable to Transfer and Exchange of Restricted Securities.

                  (i) In connection with the transfer or exchange of a Definitive IAI Security for a beneficial interest in a global Security, upon receipt by the Trustee of such Definitive IAI Security, duly endorsed or accompanied by appropriate instruments of transfer in accordance with Section 2.8(b)(ii), the Trustee shall cancel such Definitive IAI Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the applicable global Security to be increased accordingly. If no global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers" Certificate, a new global Security in the appropriate principal amount. The Trustee shall deliver copies of each certification and instruction received by it to the Depositary and, upon receipt thereof, the Securities Custodian shall reflect on its books and records the date and an increase in the principal amount of such global Security in an amount equal to the principal amount of the Definitive IAI Security so transferred or exchanged.

                  In connection with the exchange of a portion of a Definitive IAI Security for a beneficial interest in a global Security, the Trustee shall cancel such Definitive IAI Security, and the Company shall execute, and the Trustee shall authenticate and deliver, to the transferring Holder a new Definitive IAI Security representing the principal amount not so transferred.

                  (ii) Notwithstanding anything to the contrary, the following provisions shall apply with respect to any proposed transfer of Rule 144A Securities or IAI Securities prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

                           (A) a transfer of a Rule 144A Security or an IAI
                  Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of an assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                           (B) a transfer of a Rule 144A Security or an IAI
                  Security or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B-1 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                           (C) a transfer of a Rule 144A Security or an IAI
                  Security or a beneficial interest therein to a non-United States Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B-2 from the proposed transferor and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  (iii) Notwithstanding anything to the contrary, the following provisions shall apply with respect to any proposed transfer of a Regulation S Security prior to the expiration of the Regulation S Restricted Period:

                           (A) a transfer of a Regulation S Security or a
                  beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                           (B) a transfer of a Regulation S Security or a
                  beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B-1 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                           (C) a transfer of a Regulation S Security or a
                  beneficial interest therein to a non-United States Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B-2 hereof from the proposed transferor and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  After the expiration of the Regulation S Restricted Period, interests in a Regulation S Security may be transferred without requiring certification set forth in Exhibit B-1, Exhibit B-2 or any additional certification.

                  (iv) On or before the date 40 days after the later of the announcement of the offering and the date of settlement (the "Exchange Date"), the Company shall deliver to a Paying Agent located outside the United States, or its designated agent, Bearer Securities executed by the Company. On or after the Exchange Date, the Temporary Global Bearer Security shall be surrendered by the Common Depositary to the Trustee or its agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, at the sole discretion of the Company for (i) Bearer Securities or (ii) a permanent global Bearer Security (the "Permanent Global Bearer Security") without charge to Holders, and the principal Paying Agent or other Paying Agent outside the United States shall authenticate and deliver (at an office or agency outside the United States), in exchange for the Temporary Global Bearer Security or the portions thereof to be exchanged, an equal aggregate principal amount of Bearer Securities or the Permanent Global Bearer Security, as shall be specified by the beneficial owners thereof; provided, however, that upon such presentation by the Common Depositary, the Temporary Global Bearer Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of the Temporary Global Bearer Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of the Temporary Global Bearer Security held for its account then to be exchanged, each to the effect hereinafter provided. The Company and the Trustee agree that they will cooperate in causing the paying agent located outside the United States to retain each certificate provided by Euroclear or Clearstream for a period of four calendar years following the year in which the certificate is received and not to otherwise dispose of any such certificate without first offering to deliver it to the Company.

                  Each certificate to be provided by Euroclear and Clearstream shall be substantially in the form attached hereto as Exhibit A or with such changes therein as shall be approved by the Company and be satisfactory to the Trustee.

                  Each certificate received by Euroclear and Clearstream from persons appearing in their records as persons entitled to a portion of the Temporary Global Bearer Security shall be substantially to the effect set forth in this Indenture.

                  Upon any such exchange of a portion of the Temporary Global Bearer Security for Bearer Securities or the Permanent Global Bearer Security, the Temporary Global Bearer Security shall be endorsed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the Temporary Global Bearer Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as Bearer Securities authenticated and delivered hereunder, except that none of Euroclear, Clearstream or the beneficial owners of the Temporary Global Bearer Security shall be entitled to receive payment of interest or other payments thereon or to convert the Temporary Global Bearer Security, or any portion thereof, into Common Stock of the Company or any other security, cash or other property.

                  (v) The Company shall deliver to the Trustee an Officers' Certificate setting forth the Resale Restriction Termination Date and the Regulation S Restricted Period.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.19 or this
         Section 2.8. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Securities Registrar.

                  (vi) Notwithstanding any other provision of this Section 2.8, the Company will not be required to exchange any Securities if, as a result of the exchange, the Company would or would be reasonably likely to suffer adverse consequences under any United States law or regulation.

                  SECTION 2.9. Replacement Securities and Coupons. If (a) any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee or paying agent outside the United States, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Company, any such paying agent or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee or paying agent outside the United States shall authenticate and deliver, in exchange for any such mutilated Security or coupon or in lieu of any such destroyed, lost or stolen Security or coupon, or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not mutilated, destroyed, lost or stolen), a new Security of the same series and of like tenor and Principal Amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or coupon, or to the Security to which such destroyed, lost or stolen coupon appertains.

                  In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish to the Company and the Trustee for such Security such security or indemnity as may be required by them to save each of them harmless, and in the case of destruction, loss or theft, evidence satisfactory to the Company and such Trustee and any agent of any of them of the destruction, loss or theft of such Security and the ownership thereof; provided, however, that the Principal of and any interest on Bearer Securities shall, except as otherwise provided in Section 4.5, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 2.3(a), any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any mutilated, destroyed, lost or stolen Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of that issue and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                  SECTION 2.10. Outstanding Securities; Determinations of Holders' Action. Securities of any series "Outstanding" at any time are, as of the date of determination, all the Securities of such series theretofore authenticated by the Trustee for such series except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding. A Security does not cease to be "Outstanding" because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9). In addition, in determining whether the Holders of the requisite Principal Amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the Principal Amount of a Discount Security that shall be deemed to be Outstanding shall be the amount of the Principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.2 and (ii) the Principal Amount of a Security denominated in a foreign currency or currencies shall be the Dollar equivalent, as determined on the date of original issuance of such

Security, of the Principal Amount (or, in the case of a Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security.

                  If a Security has been paid pursuant to Section 2.9 or in exchange for or in lieu of which another Security has been authenticated and delivered pursuant to this Indenture, it ceases to be Outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Trustee (other than the Company) holds, in accordance with this Indenture, on a Redemption Date or on Stated Maturity, money sufficient to pay Securities and any coupons thereto appertaining payable on that date, then on and after that date such Securities shall cease to be Outstanding and interest, if any, on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

                  SECTION 2.11. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the permanent Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

                  Except in the case of Bearer Securities represented by a temporary global Security (which shall be exchanged in accordance with the provisions of the three succeeding paragraphs), if temporary Securities for some or all of the Securities of any series are issued, the Company will cause permanent Securities representing such

Securities to be prepared without unreasonable delay. Subject to Section 2.2, after the preparation of such permanent Securities, the temporary Securities shall be exchangeable for such permanent Securities of like tenor upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.5 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of permanent Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security or Permanent Global Bearer Security shall be delivered in exchange for a temporary Registered Security. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as permanent Securities.

                  Unless otherwise specified as contemplated by Section 2.3(a), if Bearer Securities of any series are represented by a Security in temporary global form, any such temporary global Security shall be delivered to the Depositary for the benefit of Euroclear and Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

                  Without unnecessary delay but in any event not later than the Exchange Date, the Company shall deliver to the Trustee or paying agent outside the United States permanent Securities of the same series which may be in definitive or global form at the sole discretion of the Company, in aggregate Principal Amount equal to the Principal Amount of such temporary global Bearer Security, executed by the Company. On or after the Exchange Date, such temporary global Bearer Security shall be surrendered by the Depositary to the Trustee or paying agent outside the United States, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for permanent Securities of the same series which may be in definitive or global form at the sole discretion of the

Company and of like tenor without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Bearer Security, an equal aggregate Principal Amount of definitive Securities or interests in the Permanent Global Bearer Security of the same series of authorized denominations and of like tenor as the portion of such temporary global Bearer Security to be exchanged. The permanent Securities to be delivered in exchange for any such temporary global Bearer Security shall be in definitive bearer form or registered form, or shall be represented by a Permanent Global Bearer Security, or any combination thereof, as specified as contemplated by Section 2.3(a), and, if any combination thereof is so specified, as requested by the beneficial owner thereof provided, that no beneficial owner of a registered Temporary Global Bearer Security who is not a United States alien or who is located in the United States shall be entitled to receive Bearer Securities.

                  Unless otherwise specified in any such Temporary Global Bearer Security, the interest of a beneficial owner of Securities of a series represented by such Temporary Global Bearer Security shall be exchanged for permanent Securities of the same series which may be in definitive or global form at the sole discretion of the Company and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, any certificate specified as contemplated by
Section 2.3(a). Unless otherwise specified in such Temporary Global Bearer Security, any such exchange shall be made free of charge to the beneficial owners of such Temporary Global Bearer Security, except that a person receiving permanent Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such permanent Securities in person at the offices of Euroclear or Clearstream.

                  Until exchanged in full as herein above provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by

Section 2.3(a), interest payable on a temporary global Security representing a series of Bearer Securities on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream on such Interest Payment Date, upon delivery by Euroclear and Clearstream to a paying agent outside the United States of any certificate specified as contemplated by Section 2.3(a), for credit without further interest on or after such Interest Payment Date to the respective accounts of the persons who are the beneficial owners of such Temporary Global Bearer Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, any certificate specified as contemplated by Section 2.3(a).

                  SECTION 2.12. Cancellation. All Securities or coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment, shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and all Registered Securities and matured coupons so delivered shall be promptly cancelled by it. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and shall be cancelled. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever (including Securities received by the Company in exchange or payment for other Securities of the Company) and may deliver to the Trustee (or to any other person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not reissue, or issue new Securities to replace, Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted in the form of Securities for any particular series or as permitted by this Indenture. All cancelled Securities and coupons shall be disposed of by the Trustee in accordance with its customary procedures.

                  SECTION 2.13. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities at his address as it appears in the register of the Securities, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 2.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 2.14. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the

Trustee may treat the person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of Principal of and (except as otherwise specified as contemplated by Section 2.3(a) and subject to Section 2.8 and Section 2.13) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 2.15. Computation of Interest. Except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series, (i) interest on any Securities which bear interest at a fixed rate shall be computed on the basis of a 360-day year comprised of twelve 30-day months and (ii) interest on any Securities which bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360.

                  SECTION 2.16. Legends. Unless determined differently as provided in Section 2.1, global Securities shall bear the following legend on the face thereof:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW

         YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR"S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

         Unless determined differently as provided in Section 2.1,

                  (A) each Rule 144A Global Security (and each definitive Security issued upon the transfer of all or a portion of the beneficial interest in such global Security), each Definitive IAI Security and each Global IAI Security (and each definitive Security issued upon the transfer of all or a portion of the beneficial interest in such global Security) shall bear the following legend (the "Private Placement Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH

         SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR
         (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY"S AND THE TRUSTEE"S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."; and

                  (B) each Regulation S Global Security (and each definitive Security issued upon the transfer of all or a portion of the beneficial interest in such global Security) shall bear the following legend (the "Regulation S Legend") on the face thereof:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A

         U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY"S AND THE TRUSTEE"S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE
         (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN

         DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."; and

                  (C) each Definitive IAI Security and each Global IAI Security (and each definitive Security issued upon the transfer of all or a portion of the beneficial interest in such global Security) shall also bear the following additional legend on the face thereof:

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIED WITH THE FOREGOING RESTRICTIONS.

                  Upon the transfer, exchange or replacement of Securities not bearing a Restricted Securities Legend, the Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Registrar shall deliver only Securities that bear a Restricted Securities Legend unless (i) such Securities are exchanged for Exchange Securities (ii) such Securities are sold under an effective registration statement or (iii) there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.


                                   ARTICLE III

                                   REDEMPTION

                  SECTION 3.1. Right to Redeem; Notices to Trustee. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series) in accordance with this Article. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, within the time period set forth below, notify the Trustee in writing of the Redemption Date, the Principal Amount of and of any other information necessary to identify the Securities of such series to be redeemed and the Redemption Price (including the information set forth in clauses (4), (5) and (6) of Section 3.3). In the case of any redemption of Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

                  The Company shall give notice to the Trustee of any redemption at the election of the Company at least 45 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

                  SECTION 3.2. Selection of Securities to be Redeemed. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, if less than all the Securities of any series with the same issue date, interest rate and Stated Maturity are to be redeemed, the Trustee shall select the particular Securities to be redeemed by such method the Trustee considers fair and appropriate, which method may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the Principal Amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall make the selection not more than 60 days before the Redemption Date from Outstanding Securities of such series not previously called for redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly in writing of the Securities to be redeemed and, in the case of any portions of Securities to be redeemed, the principal amount thereof to be redeemed.

                  SECTION 3.3. Notice of Redemption. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

                  The notice shall identify the Securities (including CUSIP/ISIN numbers) to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the Principal Amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security (or portion thereof) to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

                  (6) that the redemption is for a sinking fund, if such is the case; and

                  (7) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price or security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished.

A notice of redemption published as contemplated by Section 12.2 need not identify particular Registered Securities to be redeemed.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the

Company's expense; provided, however, that, in all cases, the text of such Company notice shall be prepared by the Company.

                  SECTION 3.4. Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 4.5) and, unless otherwise specified as contemplated by Section 2.3(a), only upon presentation and surrender of coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 2.3(a), installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Sections 2.8 and 2.13.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and a paying agent located outside the United States if there be furnished to the Company, the Trustee and such paying agent such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 4.5) and, unless otherwise specified as contemplated by Section 2.3(a), only upon presentation and surrender of those coupons.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 3.5. Deposit of Redemption Price. Prior to 10:00 am, New York Time on the Redemption Date, the Company shall deposit in the Place of Payment with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. If such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from such trust.

                  SECTION 3.6. Securities Redeemed in Part. Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and upon such surrender, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security a new Registered Security or Securities of the same series and of like tenor, in an authorized denomination as requested by such Holder, equal in aggregate Principal Amount to and in exchange for the unredeemed portion of the Principal of the Security surrendered.


                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.1. Payment of Securities. The Company shall promptly make all payments in respect of each series of Securities on the dates and in the manner provided in the Securities and any coupons appertaining thereto and, to the extent not otherwise so provided, pursuant to this Indenture. An installment of Principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or a Paying Agent (other than the Company or an Affiliate of the Company) holds on that date funds (in the currency or currencies of payment with respect to such Securities) designated for and sufficient to pay such installment. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. At the Company's option, payments of Principal or interest may be made by check or by transfer to an account maintained by the payee subject, in the case of Bearer Securities, to the provisions of Section 4.5.

                  SECTION 4.2. SEC Reports. The Company shall file with the Trustee promptly after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA
Section 314(a).

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 4.3. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year (beginning with the fiscal year ending on December 31, 2000) an Officers' Certificate one of the signers of which shall be the principal executive officer, principal accounting officer or principal financial officer of the Company stating whether or not the signers know of any Default that occurred during such period. If they do, such Officers' Certificate shall describe the Default and its status.

                  SECTION 4.4. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                  SECTION 4.5. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, purchase or redemption and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 4.6), and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The office of the Trustee in New York, New York, shall be such office or agency for all of the aforesaid purposes unless the Company shall maintain some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the address of the Trustee set forth in Section 12.2, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 4.6) at the place specified for that purpose as contemplated by Section 2.3(a) or, if no such place is specified, at the main office of The Bank of New York, London branch, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

                  No payment of Principal or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of Principal of and any interest on any such Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 4.6) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such Principal, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 4.6. Additional Amounts. If specified as contemplated by Section 2.3(a), the Securities of a series may provide for the payment of additional amounts, and in such case, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein. Wherever in this Indenture there is mentioned, in any context, the payment of the Principal of or any interest on, or in respect of, any Security of any series or payment of any related coupon, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

                  If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which payment of Principal is made), and at least 10 days prior to each date of payment of Principal and any interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of Principal of and any interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by the Securities of such series and this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                  SECTION 4.7. Liens. The Company will not and will not permit any Subsidiary to, create, incur, assume, or permit to exist any lien on any property or asset now owned or hereafter acquired by it, to secure any debt of the Company, any Subsidiary or any person, or permit any Subsidiary so to do, without making effective provision whereby the Securities then outstanding shall be secured by the lien equally and ratably with such debt for so long as such debt shall be so secured, subject to the following exceptions:

                  (a) Permitted Encumbrances;

                  (b) any lien on any property or asset of the Company or any Subsidiary existing on the date hereof; provided, that (1) such lien shall not apply to any other property or asset of the Company or any Subsidiary and (2) such lien shall secure only those obligations which it secures on the date hereof and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (other than by an amount equal to any costs and expenses incurred in connection with such extension, renewal, refinancing or replacement);

                  (c) any lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any person that becomes a Subsidiary after the date hereof prior to the time such person becomes a Subsidiary or any lien on any asset of any person existing at the time such person is merged into or consolidate with the Company or a Subsidiary; provided, that (1) such lien is not created in contemplation of or in connection with such acquisition or such person becoming a Subsidiary or such merger, as the case maybe, (2) such lien shall not apply to any other property or assets of the Company or any Subsidiary and (3) such lien shall secure only those obligations which it secures on the date of such acquisition or the date such person becomes a Subsidiary or the date of such merger, as the case may be, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (other than by an amount equal to any costs and expenses incurred in connection with such extension, renewal, refinancing or replacement);

                  (d) any lien on any asset (1) initially securing indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset or (2) securing indebtedness incurred to extend, renew, refinance or replace the indebtedness then secured by such lien, provided, that (x) such lien attaches to such asset concurrently with or within 180 days after the acquisition thereof and (y) the principal amount of indebtedness secured by such lien shall not be increased in connection with any extension, renewal, refinancing or replacement of such indebtedness (other than by an amount equal to any costs and expenses incurred in connection with such extension, renewal, refinancing or replacement);

                  (e) any lien arising in connection with the financing of accounts receivable by the Company or any of its Subsidiaries, provided, that the uncollected amount of account receivables subject at any time to any such financing shall not exceed $125,000,000;

                  (f) any lien relating to a Permitted Sale and Leaseback Transaction;

                  (g) any lien in favor of the Company or any Subsidiary granted by the Company or any Subsidiary in order to secure any intercompany obligations;

                  (h) any lien arising in connection with any legal proceeding which is being contested; and

                  (i) any lien not permitted by clauses (a) through (h) above securing indebtedness which, together with the aggregate outstanding principal amount of all other debt of the Company and its Subsidiaries which would otherwise be subject to the foregoing restrictions and the aggregate Value of Sale and Leaseback Transactions subject to Section 4.8, does not at any time exceed the greater of 10% of shareholder's equity or $450,000,000.

                  SECTION 4.8. Sale and Leasebacks. The Company shall not enter into any Sale and Leaseback Transaction (other than a Permitted Sale and Leaseback Transaction), nor permit any Subsidiary so to do, unless the Company or such Subsidiary would be entitled to secure the property to be leased in a principal amount equal to the Value of such Sale and Leaseback Transaction (without equally and ratably securing the outstanding Securities) because such liens would be of such character that no violation of any of the provisions of
Section 4.7 would result.

                                    ARTICLE V

                              SUCCESSOR CORPORATION

                  SECTION 5.1. When Company May Merge or Transfer Assets. The Company, in a single transaction or through a series of related transactions, shall not consolidate with or merge with or into any other person or convey or transfer (by lease, assignment, sale or otherwise) all or substantially all its properties and assets to another person or group of affiliated persons, unless:

                  (a) either (1) the Company shall be the continuing corporation or (2) the person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are conveyed or transferred (i) shall be a corporation, partnership, limited liability company or trust organized and validity existing under the laws of the United States or any state thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

                  (b) immediately after giving effect to such transaction and the assumption contemplated by clause (a)(ii) above, no Default or Event of Default shall have occurred and be continuing;

                  (c) if, as a result of any consolidation, merger, transfer or lease described in this Section 5.1, properties or assets of the Company would become subject to any lien which would not be permitted by Section 4.7 without equally and ratably securing the Securities, the Company or such successor person, as the case may be, will take steps as are necessary to effectively secure the Securities equally and ratably with, or prior to, all indebtedness secured by those liens as provided in Section 4.7; and

                  (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been satisfied. For purposes of the foregoing, the conveyance or transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another wholly owned Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the conveyance or transfer of all or substantially all of the properties and assets of the Company.

                  The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease of its properties and assets substantially as an entirety, the Company shall be discharged from all obligations and covenants under this Indenture, the Securities and coupons. The Trustee shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

                  SECTION 6.1. Events of Default. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of securities, an "Event of Default" occurs, with respect to each series of the Securities individually, if:

                  (1) the Company defaults in (a) the payment of the principal of any Security of such series at its Maturity or (b) the payment of any interest upon any Security of such series when the same becomes due and payable and continuance of such default for a period of 90 days;

                  (2) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (1) above and other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series) and such failure continues for 90 days after receipt by the Company of a Notice of Default;

                  (3) there shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the wind up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 90 consecutive days;

                  (4)(a) the Company commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (b) the Company consents to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (c) the Company files a petition or answer or consent seeking reorganization or substantially comparable relief under any applicable federal or state law, (d) the Company (x) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (e) the Company takes any corporate action in furtherance of any such actions in this clause (4); and

                  (5) any other Event of Default provided with respect to Securities of that series.

                  "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clause (2) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of such series notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (2) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

                  SECTION 6.2. Acceleration. If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in Section 6.1(3) or (4)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series by notice to the Company and the Trustee, may declare the Principal Amount (or, if any of the Securities of that series are Discount Securities, such portion of the Principal Amount of such Securities as may be specified in the terms thereof) of all the Securities of that series to be immediately due and payable. Upon such a declaration, such Principal (or portion thereof) shall be due and payable immediately. If an Event of Default specified in Section 6.1(3) or (4) occurs and is continuing, the Principal (or portion thereof) of all the Securities of that series shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration with respect to that series and its consequences if the rescission would not conflict with any judgment or decree and all existing Events of Default with respect to Securities of such series have been cured or waived except nonpayment of the Principal (or portion thereof) of Securities of such series that has become due solely as a result of such acceleration and if all amounts due to the Trustee under Section
7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.3. Other Remedies. If an Event of Default with respect to a series of Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy to (a) collect the payment of the whole amount then due and payable on such Securities for Principal and interest, with interest upon the overdue Principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest from the date such interest was due, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including amounts due the Trustee under Section 7.7 or (b) enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or coupons or does not produce any of the Securities or coupons in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  SECTION 6.4. Waiver of Past Defaults. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by notice to the Trustee (and without notice to any other Securityholder), may on behalf of the Holders of all the Securities of such series and any related coupons waive an existing Default with respect to such series and its consequences except (1) an Event of Default described in Section 6.1(1) with respect to such series or (2) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of the Holder of each Outstanding Security of such series affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                  SECTION 6.5. Control by Majority. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability.

                  SECTION 6.6. Limitation on Suits. A Holder of any Security of any series or any related coupons may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of that series is continuing;

                  (2) the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of that series do not give the Trustee a direction inconsistent with such request during such 60-day period.

                  A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder. A Securityholder may not enforce this Indenture or the Securities except as herein provided.

                  SECTION 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right, which is absolute and unconditional, of any Holder of any Security or coupon to receive payment of the Principal of and (subject to Section 2.13) interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.

                  SECTION 6.8. Collection Suit by Trustee. If an Event of Default described in Section 6.1(1) with respect to Securities of any series occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to such series of Securities and the amounts provided for in
Section 7.7.

                  SECTION 6.9. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the

Principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue Principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of Principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amount due the Trustee under Section 7.7) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

                  SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order and, in case of the distribution of such money on account of Principal or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: to the Trustee for amounts due under Section 7.7;

                  SECOND: to Securityholders for amounts due and unpaid for the Principal and interest on the Securities and interest evidenced by coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for Principal and interest, respectively; and

                  THIRD: the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in aggregate Principal Amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the Principal of or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 6.12. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VII

                                     TRUSTEE

                  SECTION 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his/her own affairs.

                  (b) Except during the continuance of an Event of Default with respect to Securities of any series:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, with respect to any certificates or opinions specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this paragraph (c) does not limit the effect of paragraph
         (b) of this Section 7.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5 or exercising any trust or power conferred upon the Trustee under this Indenture.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall not be liable for any interest on any money received by it except as the Trustee may otherwise agree in writing with the Company.

                  SECTION 7.2. Rights of Trustee. (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an

Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) Subject to the provisions of Section 7.1 (c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) Subject to the provisions Section 7.1, the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel (or both), Company Order or any other certificate, statement, instrument, opinion report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper believed to be genuine and to have been signed or presented by the proper party or parties.

                  (f) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company.

                  (g) The Trustee may consult with counsel of its selection and any written advice or Opinion of Counsel shall, subject to the provisions of
Section 7.1, be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

                  (h) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to the

Trustee against the costs, expenses and liabilities which might be incurred therein or thereby.

                  (i) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in the aggregate principal amount of the Securities of such series then Outstanding; provided, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of any such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require such indemnity satisfactory to it against such expense or liabilities as a condition to proceeding; the reasonable expense of every such investigation shall be paid by the Company.

                  (j) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the office of the Trustee, and such notice references the Securities and this Indenture.

                  (k) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  SECTION 7.3. Individual Rights of Trustee, etc. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities or coupons and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar or any other agent of the Company may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                  SECTION 7.4. Trustee's Disclaimer. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or coupons. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities and, shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in the Indenture or the Securities or any coupons (other than its certificate of authentication) or for the determination as to which beneficial owners are entitled to receive any notices hereunder.

                  SECTION 7.5. Notice of Defaults. If a Default with respect to the Securities of any series occurs and is continuing and if it is known to a Trust Officer, the Trustee shall give to each Holder of Securities of such series notice of such Default in the manner set forth in TIA Section 315(b) within 90 days after it occurs. Except in the case of a Default described in
Section 6.1(1) with respect to any Security of such series or a Default in the payment of any sinking fund installment with respect to any Security of such series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of the Holders of Securities of such series.

                  SECTION 7.6. Reports by Trustee to Holders. Within 60 days after each February 15 beginning with the February 15 following the date of this Indenture, the Trustee shall mail to each Holder of Securities a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b) and
(c).

                  A copy of each report at the time of its mailing to Holders of Securities shall be filed with the SEC and each stock exchange on which the Securities of that series may be listed. The Company agrees to notify promptly the

Trustee whenever the Securities of a particular series become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.7. Compensation and Indemnity. The Company agrees:

                  (a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree to from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify each of the Trustee and any predecessor trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim whether asserted by the Company, a Holder or any other Person or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities and any coupons on all money or property held or collected by the Trustee, except that held in trust to pay the Principal of or interest, if any, on particular Securities or for the payment of particular coupons.

                  The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this

Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(3) or (4), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

                  SECTION 7.8. Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series at the time outstanding may remove the Trustee with respect to the Securities of such series by so notifying the Trustee. The Company shall remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting. If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series).

                  If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for the Securities of any series for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of such series.

                  In the case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Securities of the particular series with respect to which such successor Trustee has been appointed. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-Trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring

Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject, nevertheless, to its lien, if any, provided for in Section 7.7.

                  If a successor Trustee with respect to the Securities of any series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of such series at the time outstanding may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  If the Trustee fails to comply with Section 7.10, any Holder of a Security of such series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

                  SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9). In determining whether the Trustee has conflicting interests as defined in TIA
Section 310(b)(1), the provisions contained in the proviso to TIA Section 310(b)(1) shall be deemed incorporated herein.

                  SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

                  SECTION 8.1. Discharge of Liability on Securities. Except as otherwise contemplated by Section 2.3(a), when (a) the Company delivers to the Trustee all Outstanding Securities or all Outstanding Securities of any series, as the case may be, theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
Section 2.8, (ii) Securities or Securities of such series, as the case may be, and coupons, if any, which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9, (iii) coupons, if any, appertaining to Securities or Securities of such series, as the case may be, called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 3.4, and (iv) Securities or Securities of such series, as the case may be, and coupons, if any, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.4) for cancellation or (b) all Outstanding Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay at Stated Maturity the Principal Amount of all Principal of and interest on Outstanding Securities or all Outstanding Securities of such series (other than Securities replaced pursuant to Section 2.9), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect as to all Outstanding Securities or all Outstanding Securities of any series, as the case may be. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

                  SECTION 8.2. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company on Company Request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall, at the expense and direction of the Company, cause to be published once in an Authorized Newspaper in each Place of Payment of or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money then remaining will be returned to the Company. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

                  SECTION 8.3. Option to Effect Defeasance or Covenant Defeasance. Unless otherwise specified as contemplated by Section 2.3(a) with respect to Securities of a particular series, the Company, may at its option, by Board Resolution, at any time, with respect to any series of Securities, elect to have either Section 8.4 or Section 8.5 be applied to all of the outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth in this Article VIII.

                  SECTION 8.4. Defeasance and Discharge. Upon the Company's exercise under Section 8.3 of the option applicable to this Section 8.4, the Company shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below in
Section 8.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Sections 2.4, 2.5,2.6, 2.9, 2.11, 2.12, 4.1, 4.5, 6.6, 6.7, 7.7, 7.8 and 8.2 of this Indenture and to have satisfied all its other obligations under such series of Securities and this Indenture and cured all existing Events of Default insofar as such series of Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same). Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.4 notwithstanding the prior exercise of its option under Section 8.5 with respect to a series of Securities.

                  SECTION 8.5. Covenant Defeasance. Upon the Company's exercise under Section 8.3 of the option applicable under this Section 8.5, the Company shall be released from its obligations under Sections 4.3, 4.7 and 4.8 and
Article V and such other provisions as may be provided as contemplated by
Section 2.3(a) with respect to Securities of a particular series and with respect to the Defeased Securities on and after the date the conditions set forth below in Section 8.6 are satisfied (hereinafter "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences if any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article described in this Section 8.5, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article described in this Section 8.5 or by reason of any reference in any such Section or Article described in this Section 8.5 to any other provisions herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

                  SECTION 8.6. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 8.4 or
Section 8.5 to a series of outstanding Securities.

                  (a) The Company shall have irrevocably deposited with the Trustee, in trust, (i) sufficient funds as certified by an independent firm of certified public accountants in the currency or currency unit in which the Securities of such series are denominated to pay the Principal of and interest to Stated Maturity (or redemption) on, the Debt Securities of such series, or
(ii) such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the government which issued the currency in which the Securities of such series are denominated, and which are not subject to prepayment, redemption or call, as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient as certified by an independent firm of certified public accountants to pay when due the Principal of, and interest to Stated Maturity (or redemption) on, the Debt Securities of such series.

                  (b) The Company shall (i) have delivered an opinion of counsel that the Holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such defeasance, and will be subject to tax in the same manner as if no defeasance and discharge or covenant defeasance, as the case may be, had occurred or (ii) in the case of an election under Section 8.4 the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date this Indenture was first executed, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, the holders of Outstanding Securities of that particular series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1. Supplemental Indentures without Consent of Holders. Without the consent of any Holders of Securities or coupons, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants, agreements and obligations of the Company for the benefit of the Holders of all of the Securities or any series thereof, or to surrender any right or power herein conferred upon the Company; or

                  (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to Principal, to change or eliminate any restrictions (including restrictions relating to payment in the United States) on the payment of Principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form; or

                  (4) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 2.1 and 2.3(a), respectively; or

                  (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.8; or

                  (6) to cure any ambiguity, defect or inconsistency; or

                  (7) to add to, change or eliminate any of the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), provided, that any such addition, change or elimination shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision; or

                  (8) to secure the Securities; or

                  (9) to make any other change that does not adversely affect the rights of any Securityholder.

                  SECTION 9.2. Supplemental Indentures with Consent of Holders. With the written consent of the Holders of at least a majority in aggregate Principal Amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company and the Trustee may amend this Indenture or the Securities of any series or may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series and any related coupons under this Indenture; provided, however, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the Principal of, or any installment of Principal or interest on, any such Security, or reduce the Principal Amount thereof or the rate of interest thereon or any premium payable upon redemption thereof or reduce the amount of Principal of any such Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof pursuant to Section 6.2, or change the Place of Payment, or change the coin or currency in which, any Principal of, or any installment of interest on, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (2) reduce the percentage in Principal Amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain de faults hereunder and their consequences) with respect to the Securities of such series provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section 6.4 or 6.7, except to increase the percentage of Outstanding Securities of such series required for such actions to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment or supplemental indenture under this
Section 9.2 becomes effective, the Company shall mail to each Holder of the particular Securities affected thereby a notice briefly describing the amendment.

                  SECTION 9.3. Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA as then in effect.

                  SECTION 9.4. Revocation and Effect of Consents, Waivers and Actions. Until an amendment or waiver with respect to a series of Securities becomes effective, a consent to it or any other action by a Holder of a Security of that series hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the Company or an agent of the Company certifies to the Trustee that the consent of the requisite aggregate Principal Amount of the Securities of that series has been obtained. After an amendment, waiver or action becomes effective, it shall bind every Holder of Securities of that series.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver with respect to a series of Securities. If a record date is fixed, then notwithstanding the first two sentences of the immediately preceding paragraph, those persons who were Holders of Securities of that series at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  SECTION 9.5. Notation on or Exchange of Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture with respect to such series pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of such series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of that series.

                  SECTION 9.6. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this
Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment, the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                  SECTION 9.7. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except to the extent otherwise set forth thereon.


                                   ARTICLE X

                                 SINKING FUNDS

                  SECTION 10.1. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.3(a) for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

                  SECTION 10.2. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities of a series with the same issue date, interest rate and Stated Maturity (other than any previously called for redemption), together in the case of any Bearer Securities of such series with the same issue date, interest rate and Stated Maturity with all unmatured coupons appertaining thereto, and (2) may apply as a credit Securities of a series with the same issue date, interest rate and Stated Maturity which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series with the same issue date, interest rate and Stated Maturity; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 10.3. Redemption of Securities for Sinking Fund. Not less than 60 days (or such shorter period as shall be acceptable to the Trustee) prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 10.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4 and 3.6.


                                   ARTICLE XI

                        ACTIONS OF HOLDERS OF SECURITIES

                  SECTION 11.1. Purposes for which Meetings may be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                   SECTION 11.2. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 11.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York or, for a series of Securities issued as Bearer Securities, in London as the Trustee shall determine or, with the approval of the Company, at any other place. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 12.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company or the Holders of at least 10% in Principal Amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 11.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or for a series of Securities issued as Bearer Securities, in London, or in such other place as shall be determined and approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section 11.2.

                  SECTION 11.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a person shall be (1) a Holder of one or more Outstanding Securities of such series, or
(2) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 11.4. Quorum; Action. The persons entitled to vote a majority in Principal Amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 11.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in Principal Amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in Principal Amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in Principal Amount of the Outstanding Securities of that series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

                  SECTION 11.5. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 11.7 and the appointment of any proxy shall be proved in the manner specified in Section 11.7 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 11.7 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 11.7 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 11.2(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in Principal Amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to vote with respect to the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect to any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 11.2 at which a quorum is present may be adjourned from time to time by persons entitled to vote a majority in Principal Amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  SECTION 11.6. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed signatures of the Holders of Securities of such series or of their representatives by proxy and the Principal Amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.2 and, if applicable, Section 11.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  SECTION 11.7. Actions of Holders Generally. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of this Article, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 11.6.

                  (b) The fact and date of the execution by any person of any such instrument or writing, or the authority of the persons executing the same, may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The Principal Amount and serial numbers of Registered Securities held by the person, and the date of holding the same, shall be proved by the books of the Registrar.

                  (d) The Principal Amount and serial numbers of Bearer Securities held by any person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depositary, wherever situated, as depositary, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The Principal Amount and serial numbers of Bearer Securities held by any person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other act of the Holder of any Security in accordance with this Section shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) In the event of a solicitation from the Holders of any request, demand, authorization, direction, notice, consent, waiver or other act in accordance with this Section, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or such other act, but the Company shall have no obligation to do so. If not set by the Company prior to the first solicitation of Holders of a particular series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, the record date for any such action or vote shall be 30 days prior to the first solicitation of such vote or consent. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Outstanding Securities or Outstanding Securities of a series, as the case may be, have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Outstanding Securities or Outstanding Securities of the series, as the case may be, shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless such request, demand, authorization, direction, notice, consent, waiver or other act shall become effective pursuant to the provisions of clause (a) of this Section 11.7 not later than six months after the record date.

                                   ARTICLE XII

                                  MISCELLANEOUS

                  SECTION 12.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by the TIA, the required provision shall control.

                  SECTION 12.2. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid; provided, that any notice or communication by and among the Trustee and the Company may be made by telecopy or other commercially accepted electronic means and shall be effective upon receipt thereof and shall be confirmed in writing, mailed by first-class mail, postage prepaid, addressed as follows:

                  if to the Company:

                  The Dun & Bradstreet Corporation
                  One Diamond Hill Road
                  Murray Hill, New Jersey  07974

                  Attention:  Treasurer


                  if to the Trustee:

                  The Bank of New York
                  101 Barclay Street, Floor 21 West
                  New York, New York 10286

                  Attention:  Corporate Trust Trustee Administration

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication given to a Holder of Registered Securities shall be mailed to such Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. Notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Holders of Securities of the same series. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

                  If the Company mails a notice or communication to the Holders of Securities of a particular series, it shall mail a copy to the Trustee and each Registrar, co-registrar or Paying Agent, as the case may be, with respect to such series.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to Holders of Registered Securities by mail, then such notification as shall be made with the acceptance of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

                  In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  SECTION 12.3. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company and the Trustee, the Registrar or the Paying Agent with respect to a particular series of Securities, and anyone else, shall have the protection of TIA Section 312(c).

                  SECTION 12.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, provided, however, that such Opinion of Counsel shall not be required in connection with the initial issuance of Securities hereunder.

                  SECTION 12.5. Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

                  (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

                  SECTION 12.6. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.7. Rules by Trustee, Paying Agent and Registrar. With respect to the Securities of a particular series, the Trustee with respect to such series of Securities may make reasonable rules for action by or a meeting of Holders of such series of Securities. With respect to the Securities of a particular series, the Registrar and the Paying Agent with respect to such series of Securities may make reasonable rules for their functions.

                  SECTION 12.8. Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including an Interest Payment Date, Redemption Date or Stated Maturity of any Security, or a date for giving notice) is a Legal Holiday at any Place of Payment or place for giving notice, then (notwithstanding any other provision of this Indenture or of the Securities or coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or Principal need not be made at such Place of Payment, or such other action need not be taken, on such date, but the action shall be taken on the next succeeding day that is not a Legal Holiday at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or such other date and to the extent applicable no Original Issue Discount or interest, if any, shall accrue for the intervening period.

                  SECTION 12.9. Governing Law and Jurisdiction. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY, THE TRUSTEE, AND EACH HOLDER OF A SECURITY (BY ACCEPTANCE THEREOF) THEREBY, (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS INDENTURE, (II) IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION IN SUCH SUITS AND (III) IRREVOCABLY WAIVES TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND (C) THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  SECTION 12.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder of such Security shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

                  SECTION 12.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  SECTION 12.12. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 12.13. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefits or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 12.14. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed all as of this day and year first written above

                                          THE DUN & BRADSTREET CORPORATION


                                          By:       /s/ R.E. Parker
                                              --------------------------------
                                              Name: Roxanne E. Parker
                                              Title: Vice President -
                                                     Treasury and Investor
                                                     Relations

Attest:




  /s/ Patricia A. Clifford
------------------------------------
Name: Patricia A. Clifford
Title: Assistant Secretary


                                          THE BANK OF NEW YORK, as Trustee

                                          By:      /s/ Marie E. Trimboli
                                             ----------------------------------
                                             Name: Marie E. Trimboli
                                             Title: Assistant Vice President

                                    EXHIBIT A

                                   CERTIFICATE

                  This is to certify that, based on certificates we have received from our member organizations substantially in the form set out in the Indenture relating to the above-captioned Securities, as of the date hereof, U.S.$___________ principal amount of the above-captioned Securities acquired from The Dun & Bradstreet Corporation (i) is owned by persons that are not United States persons (as defined below), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or
(b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such financial institutions on the date hereof (and in the case of either clause (a) or (b), each financial institution has agreed for the benefit of The Dun & Bradstreet Corporation to comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder) or (iii) is owned by financial institutions for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). Financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to United States persons or to persons within the United States or its possessions.

                  As used in this Certificate, "United States persons" means citizens or residents of the United States, corporations, partnerships or other entities created or organized in or under the laws of the United States or any political subdivision thereof or estates or trusts the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States and the

District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                  We further certify that (i) we are not making available herewith for exchange any portion of the Temporary Global Bearer Security excepted in such certificates and (ii) as of the date hereof, we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

                  We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. We agree to retain each statement provided by a member organization for a period of four calendar years following the year in which the statement is received.

Dated:  _________, 200___*
           *To be dated no
           earlier than the
           Exchange Date.

                                            EUROCLEAR BANK S.A./N.V.

                                            CLEARSTREAM BANKING S.A.

                                   EXHIBIT B-1

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

             [DATE]

             [TRUSTEE]

             ATTENTION: CORPORATE TRUST TRUSTEE ADMINISTRATION

DEAR SIRS:

         THIS CERTIFICATE IS DELIVERED TO REQUEST A TRANSFER OF $______ PRINCIPAL AMOUNT OF THE ___________ NOTES DUE 20__ (THE "SECURITIES") OF THE DUN & BRADSTREET CORPORATION (THE "COMPANY").

         UPON TRANSFER, THE SECURITIES WOULD BE REGISTERED IN THE NAME OF THE NEW BENEFICIAL OWNER AS FOLLOWS:

         NAME: ___________________________________
         ADDRESS: ________________________________
         TAXPAYER ID NUMBER: _____________________

         THE UNDERSIGNED REPRESENTS AND WARRANTS TO YOU THAT:

         1. WE ARE AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) PURCHASING FOR OUR OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" AT LEAST $250,000 PRINCIPAL AMOUNT OF THE SECURITIES, AND WE ARE ACQUIRING THE SECURITIES NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT. WE HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISK OF OUR INVESTMENT IN THE SECURITIES AND WE INVEST IN OR PURCHASE SECURITIES SIMILAR TO THE SECURITIES IN THE NORMAL COURSE OF OUR BUSINESS. WE AND ANY ACCOUNTS FOR WHICH WE ARE ACTING ARE EACH ABLE TO BEAR THE ECONOMIC RISK OF OUR OR ITS INVESTMENT.

         2. WE UNDERSTAND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND, UNLESS SO REGISTERED, MAY NOT BE SOLD EXCEPT AS PERMITTED IN THE FOLLOWING SENTENCE. WE AGREE ON OUR OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH WE ARE PURCHASING SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITIES PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF SUCH SECURITIES (OR ANY PREDECESSOR THERETO) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) IN A

TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WE REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER UNDER RULE 144A (A "QIB") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (e) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF $250,000 OR (f) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF OUR PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN OUR OR THEIR CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE. IF ANY RESALE OR OTHER TRANSFER OF THE SECURITIES IS PROPOSED TO BE MADE PURSUANT TO CLAUSE (e) ABOVE PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE TRANSFEROR SHALL DELIVER A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF THIS LETTER TO THE COMPANY AND THE TRUSTEE, WHICH SHALL PROVIDE, AMONG OTHER THINGS, THAT THE TRANSFEREE IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND THAT IT IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT. EACH PURCHASER ACKNOWLEDGES THAT THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER PRIOR TO THE RESALE TERMINATION DATE OF THE SECURITIES PURSUANT TO CLAUSES (d), (e) OR (f) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND THE TRUSTEE.


                              TRANSFEREE:____________________________
                              BY_______________________________________
                                    SIGNATURE MEDALLION GUARANTEED

                                   EXHIBIT B-2

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                       TRANSFERS PURSUANT TO REGULATION S

                [DATE]
                [TRUSTEE]
                ATTENTION: CORPORATE TRUST TRUSTEE ADMINISTRATION

                RE: THE DUN & BRADSTREET CORPORATION
                    6.625% NOTES DUE 2006(THE "SECURITIES")

LADIES AND GENTLEMEN:

         IN CONNECTION WITH OUR PROPOSED SALE OF $________ AGGREGATE PRINCIPAL AMOUNT OF THE SECURITIES, WE CONFIRM THAT SUCH SALE HAS BEEN EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, WE REPRESENT THAT:

                  (b) THE OFFER OF THE SECURITIES WAS NOT MADE TO A PERSON IN THE UNITED STATES;

                  (c) EITHER (I) AT THE TIME THE BUY ORDER WAS ORIGINATED, THE TRANSFEREE WAS OUTSIDE THE UNITED STATES OR WE AND ANY PERSON ACTING ON OUR BEHALF REASONABLY BELIEVED THAT THE TRANSFEREE WAS OUTSIDE THE UNITED STATES OR
(II) THE TRANSACTION WAS EXECUTED IN, ON OR THROUGH THE FACILITIES OF A DESIGNATED OFF-SHORE SECURITIES MARKET AND NEITHER WE NOR ANY PERSON ACTING ON OUR BEHALF KNOWS THAT THE TRANSACTION HAS BEEN PRE-ARRANGED WITH A BUYER IN THE UNITED STATES;

                  (d) NO DIRECTED SELLING EFFORTS HAVE BEEN MADE IN THE UNITED STATES IN CONTRAVENTION OF THE REQUIREMENTS OF RULE 903(b) OR RULE 904(b) OF REGULATION S, AS APPLICABLE; AND

                  (e) THE TRANSACTION IS NOT PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         IN ADDITION, IF THE SALE IS BEING MADE DURING A RESTRICTED PERIOD, WE REPRESENT THAT THE SALE IS NOT BEING MADE TO A UNITED STATES PERSON OR FOR THE ACCOUNT OR BENEFIT OF A UNITED STATES PERSON.

         YOU AND THE COMPANY ARE ENTITLED TO RELY UPON THIS LETTER AND ARE IRREVOCABLY AUTHORIZED TO PRODUCE THIS LETTER OR A COPY HEREOF TO ANY INTERESTED PARTY IN ANY ADMINISTRATIVE OR LEGAL PROCEEDINGS OR OFFICIAL INQUIRY WITH RESPECT TO THE MATTERS COVERED HEREBY. TERMS USED IN THIS CERTIFICATE HAVE THE MEANINGS SET FORTH IN REGULATION S.


Very truly yours,

         [NAME OF TRANSFEROR]

         BY:
            ----------------------------

         -------------------------------
         AUTHORIZED SIGNATURE
         SIGNATURE MEDALLION GUARANTEED